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                                                                   EXHIBIT 10.9

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into this 24th day of January, 1994, by and among EDISON BROTHERS STORES, INC., a Delaware corporation (the "Company"), the banks listed on the signature pages hereof (collectively, the "Banks") and MERCANTILE BANK OF
ST. LOUIS NATIONAL ASSOCIATION, a national banking association, as agent for the Banks (in such capacity, the "Agent").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, the Company, the Banks and the Agent have heretofore entered into that certain Credit Agreement dated effective as of June 4, 1993 (the "Credit Agreement"; all capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement); and

         WHEREAS, the Company desires to amend the Credit Agreement in the manner hereinafter set forth and the Banks and the Agent are willing to agree thereto on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Banks and the Agent hereby agree as follows:

         1. Notwithstanding any provision contained in Section 2.06(a) of the Credit Agreement to the contrary, during the period commencing January 24th, 1994, and ending on the earlier of (i) the last day of the Line of Credit Period of the applicable Bank(s) and (ii) February 3, 1996, the nonrefundable commitment fee payable by the Company under Section 2.06(a) of the Credit Agreement shall be computed on the entire Line of Credit Commitment of each Bank as opposed to the unused portion of the Line of Credit Commitment of each Bank.

         2. Notwithstanding any provision contained in Section 2.06(b) of the Credit Agreement to the contrary, during the period commencing January 24th, 1994, and ending on the earlier of (i) the last day of the Revolving Credit Period of the applicable Bank(s) and (ii) February 3, 1996, the nonrefundable commitment fee payable by the Company under Section 2.06(b) of the Credit Agreement shall be computed on the entire Revolving Credit Commitment of each Bank as opposed to the unused portion of the Revolving Credit Commitment of each Bank.

         3. Section 5.01(d) of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

             "(d) Fixed Charges Coverage Ratio. The Company will keep and maintain the ratio of Net Income Available for Fixed Charges to Fixed Charges for:

                 (i) each period of four (4) consecutive fiscal quarters up to and including the quarter ending October 30, 1993, at not less than 1.25 to 1.00;


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                 (ii)    the fiscal quarter ending January 29, 1994, at not
             less than 1.25 to 1.00;

                 (iii) each of the first three (3) quarters during the fiscal years of 1994 and 1995, at not less than 1.00 to 1.00, except that:

                     (A) if Consolidated Net Income during any one of the first three quarters of fiscal years 1994 and 1995 is a net loss, the Company will keep and maintain a ratio of Net Income Available for Fixed Charges to Fixed Charges for the period of four (4) consecutive fiscal quarters ending with the quarter in which the loss occurs at not less than 1.10 to 1.00, if the loss occurs during any of the first three fiscal quarters of 1994, or at not less than 1.175 to 1.00, if the loss occurs during any of the first three fiscal quarters of 1995; provided, however, that the exception set forth in this clause
                 (A) shall not be applicable if Consolidated Net Income for each of any two consecutive quarters during the first three quarters of fiscal years 1994 or 1995 is a net loss; and

                     (B) if Consolidated Net Income for each of any two
                 consecutive quarters during the first three quarters of fiscal years 1994 or 1995 is a net loss and the net loss reported for the second such consecutive quarter is smaller than the net loss reported for the first such quarter, the Company will keep and maintain a ratio of Net Income Available for Fixed Charges to Fixed Charges for the period of four (4) consecutive fiscal quarters ending with the second such consecutive quarter at not less than 1.10 to 1.00, if the consecutive quarterly losses occur during the first three fiscal quarters of 1994, or at not less than 1.175 to 1.00, if the consecutive quarterly losses occur during the first three fiscal quarters of 1995;

                 (iv) the fourth quarter of fiscal years 1994 and 1995, at not less than 1.25 to 1.00; and

                 (v) each period of four (4) consecutive fiscal quarters
             beginning with the period ending with the first quarter of fiscal year 1996, and thereafter, at not less than 1.25 to 1.00.

             If consolidated Net Income for each of any two consecutive quarters during the first three quarters of fiscal years 1994 or 1995 is a net loss and the loss reported for the second such consecutive quarter is greater than the loss reported for the first such quarter, such event shall constitute an Event of Default under this Agreement."

         4. This Amendment shall not be effective unless and until the Agent shall have received:

             (a) evidence satisfactory to the Agent that the minimum fixed charge coverage covenant contained in Section 5.8 of each of the "Note Agreements" (as defined in Section 6.01(n) of the Credit Agreement) has been amended to read the same in all material respects as Section 5.01(d) of the Credit Agreement as amended by this Amendment (with the exception of the proviso added at the end of clause (A) of paragraph

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         (iii) of Section 5.01(d) of the Credit Agreement as amended by this
         Amendment; and

             (b) payment by the Company of a nonrefundable amendment fee for the ratable benefit of the Banks in the amount of Sixty-Two Thousand Five Hundred Dollars ($62,500.00).

         5. The Company hereby agrees to reimburse the Agent upon demand for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by the Agent in the preparation, negotiation and execution of this Amendment. All of the obligations of the Company under this Paragraph 5 shall survive termination of the Credit Agreement.

         6. All references in the Credit Agreement to this "Agreement" and any other references of similar import shall henceforth mean the Credit Agreement as amended by this Amendment.

         7. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Credit Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

         8. This Amendment shall be binding upon and inure to the benefit of the Company, the Banks, the Agent and their respective successors and assigns, except that Company may not assign, transfer or delegate any of its rights or obligations hereunder.


         9. The Company hereby represents and warrants to the Banks and the Agent that:

             (a) the execution, delivery and performance by the Company of this Amendment are within the corporate powers of the Company, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official or any other third party. The execution, delivery and performance by the Company of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate of Incorporation or By-Laws of the Company, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality or any agreement, document or instrument to which the Company is a party or by which it is bound or to which it is subject;

             (b) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms; and

             (c) as of the date hereof, all of the representations, warranties and covenants of the Company set forth in the Credit Agreement are true and correct and no Default or Event of Default under or within the meaning of the Credit Agreement has occurred and is continuing.

         10. In the event of any inconsistency or conflict between this Amendment and the Credit Agreement, the terms, provisions and conditions of this Amendment shall govern and control.

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         11. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

         12. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT THE COMPANY, THE BANKS AND THE AGENT FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY THE COMPANY, THE BANKS AND THE AGENT COVERING SUCH MATTERS ARE CONTAINED IN THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, WHICH CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT IS A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN THE COMPANY, THE BANKS AND THE AGENT, EXCEPT AS THE COMPANY, THE BANKS AND THE AGENT MAY LATER AGREE IN WRITING TO MODIFY THEM.

         13. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Subject to the provisions of Paragraph 4 of this Amendment, this Amendment shall become effective on the date when the Agent shall have received counterparts hereof signed by the Company and each of the Banks, or telexes confirming signatures to such counterparts.

         IN WITNESS WHEREOF, the Company, the Banks and the Agent have executed this First Amendment to Credit Agreement this 24th day of January, 1994.

                                  EDISON BROTHERS STORES, INC.

                                  By /s/ Ken Vaught
                                  Title: Assistant Vice President and
                                         Cash Management Officer


                                  MERCANTILE BANK OF ST. LOUIS
                                  NATIONAL ASSOCIATION

                                  By /s/ Sally Dion
                                  Title: Vice President


                                  THE BOATMEN'S NATIONAL BANK OF ST. LOUIS

                                  By /s/ C. Susan Taylor
                                  Title: Vice President


                                  CITIBANK, N.A.

                                  By /s/ Theodore J. Beck
                                  Title: Vice President


                                  NBD BANK, N.A.

                                  By /S/ Thomas G. Susser
                                  Title: Second Vice President



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                                  THE BANK OF NOVA SCOTIA

                                  By /s/ F.C.H. Ashby
                                  Title: Senior Manager
                                         Loan Operations


                                  THE FIRST NATIONAL BANK OF CHICAGO

                                  By /s/ Sharon A. Huebner
                                  Title: Vice President


                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION

                                  By
                                  Title:


                                  MERCANTILE BANK OF ST. LOUIS
                                  NATIONAL ASSOCIATION, as Agent

                                  By /S/ Sally Dion
                                  Title: Vice President